AMENDMENT NO. 1 TO

INVESTMENT MANAGEMENT SERVICES AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT SERVICES AGREEMENT, dated as of February 28, 2011 (this “Amendment”), by and among Columbia Management Investment Advisers, LLC (the “Investment Manager”), a Minnesota limited liability company, and Columbia Funds Series Trust I (the “Registrant”), a Massachusetts business trust, on behalf of its underlying series listed in Schedule A to the Investment Management Services Agreement, dated as of May 1, 2010, as amended from time to time (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

WHEREAS, the parties have agreed to modify the fee rates payable under the Agreement for certain Funds, which modifications have previously been approved by the Registrant’s Board of Trustees and, when required, the Fund’s shareholders, and these fee changes will become effective on different dates; and

WHEREAS, the parties wish to modify Schedule A to reflect the new fee rates and the dates on which such fee rates will become effective;

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENT

1.1	Schedule A. Effective as of the date hereof, Schedule A to the Agreement shall be replaced with Schedule A hereto.

SECTION 2. MISCELLANEOUS.

2.1.	Execution in Counterparts. This Amendment may be executed by the parties hereto in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

2.2.	Governing Law. This Amendment shall be governed by the internal laws, and not by the laws regarding conflicts of laws, of the Commonwealth of Massachusetts. Each party hereby submits to the exclusive jurisdiction of the courts of such state, and waives any objection to venue with respect to actions brought in such courts.

2.3.	Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

2.4.	Notice. This Amendment is executed by an officer of the Registrant, as an officer and not individually, and the obligations of this Amendment with respect to the Funds shall be binding upon the assets and properties of the Funds only and shall not be binding upon any of the trustees, officers, employees, agents or shareholders of the Funds individually.

(Signature Page Follows)

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	Chief Financial Officer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ J. Kevin Connaughton
Name:	J. Kevin Connaughton
Title:	Senior Vice President

Schedule A

Effective as of May 1, 2010, except as otherwise noted

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Asset Allocation Fund	$0 - $500	0.65%
	>$500 - $1,000	0.60%
	>$1,000 - $1,500	0.55%
	>$1,500 - $3,000	0.50%
	>$3,000 - $6,000	0.48%
	>$6,000	0.46%
Columbia Balanced Fund*	All assets	0.50%
Columbia Blended Equity Fund	$0 - $500	0.75%
	>$500 - $1,000	0.57%
	>$1,000 - $1,500	0.52%
	>$1,500 - $3,000	0.47%
	>$3,000 - $6,000	0.45%
	>$6,000	0.43%
Columbia Bond Fund*	$0 - $500	0.65%
	>$500 - $1,000	0.35%
	>$1,000 - $1,500	0.32%
	>$1,500 - $3,000	0.29%
	>$3,000 - $6,000	0.28%
	>$6,000	0.27%
Columbia California Tax-Exempt Fund*	$0 - $1,000	0.50%
Columbia Connecticut Tax-Exempt Fund*	>$1,000 - $3,000	0.45%
Columbia Massachusetts Tax-Exempt Fund*	>$3,000	0.40%
Columbia New York Tax-Exempt Fund*
Columbia Connecticut Intermediate Municipal Bond Fund*	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Conservative High Yield Fund	$0 - $500	0.60%
	>$500 -$1,000	0.55%
	>$1,000 - $1,500	0.52%
	>$1,500	0.49%
Columbia Contrarian Core*	$0 - $500	0.70%
Columbia Disciplined Value Fund	>$500 - $1,000	0.65%
Columbia Dividend Income Fund*	>$1,000 - $1,500	0.60%
	>$1,500 - $3,000	0.55%
	>$3,000 - $6,000	0.53%
	>$6,000	0.51%
Columbia Core Bond Fund	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%
Columbia Corporate Income Fund*	$0 - $500	0.420%
	>$500 - $1,000	0.375%
	>$1,000 - $1,500	0.370%
	>$1,500 - $3,000	0.340%
	>$3,000 - $6,000	0.330%
	>$6,000	0.320%
Columbia Emerging Markets Fund*	$0 - $750	1.15%
	>$750 - $1,000	1.00%
	>$1,000 - $1,500	0.67%
	>$1,500 - $3,000	0.62%
	>$3,000 - $6,000	0.57%
	>$6,000	0.52%
Columbia Energy and Natural Resources Fund*	$0 - $500	0.60%
	>$500 - $1,000	0.60%
	>$1,000 - $1,500	0.52%
	>$1,500 - $3,000	0.47%
	>$3,000 - $6,000	0.45%
	>$6,000	0.43%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Federal Securities Fund	$0 - $500	0.53%
	>$500 - $1,000	0.48%
	>$1,000 - $1,500	0.45%
	>$1,500 - $3,000	0.42%
	>$3,000 - $6,000	0.41%
	>$6,000	0.40%
Columbia Greater China Fund*	$0 - $500	0.95%
	>$500 - $1,000	0.95%
	>$1,000 - $1,500	0.87%
	>$1,500 - $3,000	0.82%
	>$3,000 - $6,000	0.77%
	>$6,000	0.72%
Columbia High Yield Municipal Fund*	$0 - $100	0.450%
	>$100 - $200	0.425%
	>$200	0.400%
Columbia High Yield Opportunity Fund*	$0 - $500	0.60%
	>$500 - $1,000	0.55%
	>$1,000 - $1,500	0.52%
	>$1,500	0.49%
Columbia Intermediate Bond Fund*	$0 - $500	0.35%
	>$500 - $1,000	0.35%
	>$1,000 - $1,500	0.30%
	>$1,500 - $3,000	0.29%
	>$3,000 - $6,000	0.28%
	>$6,000	0.27%
Columbia Intermediate Municipal Bond Fund*	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia International Bond Fund*	$0 - $500	0.55%
	>$500 - $1,000	0.50%
	>$1,000 - $1,500	0.47%
	>$1,500	0.44%
Columbia International Growth Fund	$0 - $500	0.95%
	>$500 - $1,000	0.62%
	>$1,000 - $1,500	0.57%
	>$1,500 - $3,000	0.52%
	>$3,000 - $6,000	0.50%
	>$6,000	0.48%
Columbia International Stock Fund	$0 - $500	0.87%
	>$500 - $1,000	0.82%
	>$1,000 - $1,500	0.77%
	>$1,500 - $3,000	0.72%
	>$3,000 - $6,000	0.70%
	>$6,000	0.68%
Columbia Large Cap Growth Fund*	$0 - $200	0.700%
	>$200 - $500	0.575%
	>$500	0.450%
Columbia Liberty Fund	$0 - $1,000	0.55%
	>$1,000 - $1,500	0.50%
	>$1,500	0.45%
Columbia Massachusetts Intermediate Municipal Bond Fund*	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Mid Cap Core Fund	$0 - $500	0.65%
	>$500 - $1,000	0.65%
	>$1,000 - $1,500	0.57%
	>$1,500 - $3,000	0.52%
	>$3,000 - $6,000	0.52%
	>$6,000	0.52%
Columbia Mid Cap Growth Fund*	$0 - $500	0.82%
	>$500 - $1,000	0.75%
	>$1,000 - $1,500	0.72%
	>$1,500	0.67%
Columbia New Jersey Intermediate Municipal Bond Fund	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%
Columbia New York Intermediate Municipal Bond Fund*	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%
Columbia Oregon Intermediate Municipal Bond Fund*	All assets	0.50%
Columbia Pacific/Asia Fund*	$0 - $500	0.75%
	>$500 - $1,000	0.75%
	>$1,000 - $1,500	0.67%
	>$1,500 - $3,000	0.62%
	>$3,000 - $6,000	0.57%
	>$6,000	0.52%
Columbia Real Estate Equity Fund*	All assets	0.75%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Rhode Island Intermediate Municipal Bond Fund	$0 - $500	0.48%
	>$500 - $1,000	0.43%
	>$1,000 - $1,500	0.40%
	>$1,500 - $3,000	0.37%
	>$3,000 - $6,000	0.36%
	>$6,000	0.35%
Columbia Select Large Cap Growth Fund*	$0 - $500	0.75%
	>$500 - $1,000	0.75%
	>$1,000 - $1,500	0.52%
	>$1,500 - $3,000	0.47%
	>$3,000 - $6,000	0.45%
	>$6,000	0.43%
Columbia Select Opportunities Fund	$0 - $500	0.75%
	>$500 - $1,000	0.57%
	>$1,000 - $1,500	0.52%
	>$1,500 - $3,000	0.47%
	>$3,000 - $6,000	0.45%
	>$6,000	0.43%
Columbia Select Small Cap Fund*	$0 - $500	0.75%
	>$500 - $1,000	0.75%
	>$1,000 - $1,500	0.62%
	>$1,500 - $3,000	0.62%
	>$3,000 - $6,000	0.62%
	>$6,000	0.62%
Columbia Short-Intermediate Bond Fund	$0 - $500	0.35%
	>$500 - $1,000	0.35%
	>$1,000 - $1,500	0.30%
	>$1,500 - $3,000	0.29%
	>$3,000 - $6,000	0.28%
	>$6,000	0.27%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Small Cap Core Fund*	$0 - $500	0.75%
	>$500 - $1,000	0.70%
	>$1,000 - $1,500	0.65%
	>$1,500 - $2,000	0.60%
	>$2,000	0.55%
Columbia Small Cap Growth Fund I*	$0 - $500	0.87%
	>$500 - $1,000	0.82%
	>$1,000	0.77%
Columbia Small Cap Value Fund I*	$0 - $500	0.80%
	>$500 - $1,000	0.75%
	>$1,000	0.70%
Columbia Strategic Income Fund*	$0 - $500	0.60%
	>$500 - $1,000	0.55%
	>$1,000 - $1,500	0.52%
	>$1,500	0.49%
Columbia Strategic Investor Fund*	$0 - $500	0.60%
	>$500 - $1,000	0.55%
	>$1,000	0.50%
Columbia Tax-Exempt Fund*	$0 - $500	0.55%
	>$500 - $1,000	0.50%
	>$1,000 - $1,500	0.47%
	>$1,500 - $3,000	0.44%
	>$3,000 - $6,000	0.43%
	>$6,000	0.42%
Columbia Technology Fund	$0 - $500	0.87%
	>$500 - $1,000	0.82%
	>$1,000	0.77%
Columbia U.S. Treasury Index Fund	All assets	0.10%

Fund	Assets (in Millions)	Rate of Fee(1)
Columbia Value and Restructuring Fund*	$0 - $10,000	0.60%
	>$10,000 - $10,500	0.43%
	>$10,500 -$11,000	0.43%
	>$11,000 - $12,500	0.43%
	>$12,500 - $15,500	0.43%
	>$15,500	0.43%
Columbia World Equity Fund	$0 - $1,000	0.40%
	>$1,000	0.35%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.

*	Effective as of the dates indicated below, the fee rate(s) for the indicated Funds will be as set forth below:

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Balanced Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	March 1, 2011
Columbia Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	March 1, 2011
Columbia California Tax-Exempt Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011
Columbia Connecticut Intermediate Municipal Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Connecticut Tax-Exempt Fund	$0 - $500 $500 - $1,000 $1,000 - $3,000 $3,000 - $6,000 $6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011
Columbia Corporate Income Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	July 1, 2011
Columbia Contrarian Core Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	March 1, 2011
Columbia Dividend Income Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	July 1, 2011
Columbia Emerging Markets Fund	$0 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	1.270 1.125 0.800 0.750 0.710 0.660	% % % % % %	July 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Energy and Natural Resources Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.690 0.620 0.570 0.560 0.540	% % % % %	May 1, 2011
Columbia Greater China Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.870 0.800 0.760 0.720 0.680	% % % % %	July 1, 2011
Columbia High Yield Municipal Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.470 0.445 0.420 0.395 0.370 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	July 1, 2011
Columbia High Yield Opportunity Fund	$0 - $250
>$250 - $500
>$500 - $750
>$750 - $1,000
>$1,000 - $2,000
>$2,000 - $3,000
>$3,000 - $6,000
>$6,000 - $7,500
>$7,500 - $9,000
>$9,000 -  $10,000
>$10,000 - $15,000
>$15,000 - $20,000
>$20,000 - $24,000
>$24,000 - $50,000
	>$50,000	0.590 0.575 0.570 0.560 0.550 0.540 0.515 0.490 0.475 0.450 0.435 0.425 0.400 0.385 0.360	% % % % % % % % % % % % % % %	July 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Intermediate Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	March 1, 2011
Columbia Intermediate Municipal Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.410 0.385 0.360 0.335 0.310 0.300 0.290 0.280 0.260 0.250	% % % % % % % % % %	March 1, 2011
Columbia International Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000 - $20,000 >$20,000 - $50,000 >$50,000	0.570 0.525 0.520 0.515 0.510 0.500 0.490 0.480 0.470	% % % % % % % % %	July 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Large Cap Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	April 1, 2011
Columbia Massachusetts Intermediate Municipal Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011
Columbia Massachusetts Tax-Exempt Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011
Columbia Mid Cap Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500	0.760 0.715 0.670 0.620	% % % %	April 1, 2011
Columbia New York Intermediate Municipal Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia New York Tax-Exempt Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	March 1, 2011
Columbia Oregon Intermediate Municipal Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	July 1, 2011
Columbia Pacific/Asia Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.870 0.800 0.750 0.710 0.660	% % % % %	July 1, 2011
Columbia Real Estate Equity Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500	0.690 0.670 0.620	% % %	March 1, 2011
Columbia Select Large Cap Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	July 1, 2011
Columbia Select Small Cap Fund	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	July 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Small Cap Core Fund	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	July 1, 2011
Columbia Small Cap Growth Fund I	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	March 1, 2011
Columbia Small Cap Value Fund I	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	April 30, 2011
Columbia Strategic Income Fund	$0 - $500

>$500 - $1,000
>$1,000 - $2,000
>$2,000 - $3,000
>$3,000 -  $6,000
>$6,000 - $7,500
>$7,500 - $9,000
>$9,000 - $10,000
>$10,000 - $15,000
>$15,000 - $20,000
>$20,000 - $24,000
>$24,000 -  $50,000
>$50,000

		0.530 0.525 0.515 0.495 0.480 0.455 0.440 0.431 0.419 0.409 0.393 0.374 0.353	% % % % % % % % % % % % %	May 1, 2011
Columbia Strategic Investor Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	March 1, 2011

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date
Columbia Tax-Exempt Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.410 0.385 0.360 0.335 0.310 0.300 0.290 0.280 0.260 0.250	% % % % % % % % % %	March 1, 2011
Columbia Value and Restructuring Fund	$0 - $7,000 >$7,000 - $8,000 >$8,000 - $10,000 >$10,000	0.690 0.650 0.610 0.540	% % % %	July 1, 2011

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.